EXHIBIT 99.3


                       DENTAL CARE PLUS MANAGEMENT, CORP.
                                 Balance Sheet
                                 March 31, 1996
                                  (Unaudited)


                 ASSETS
Current assets:
    Cash and cash equivalents                                                           $ (321,563)
    Premiums receivable                                                                    648,535
    Prepaid expenses                                                                        40,673
    Other receivables                                                                       85,605
    Income taxes receivable                                                                104,500
                                                                                        ----------
         Total current assets                                                              557,750
                                                                                        ----------
Property and equipment, net of accumulated depreciation                                    329,416
Intangibles, net of accumulated amortization                                               114,000
Other assets                                                                                58.947
                                                                                        ----------
                                                                                        $1,060,113
                                                                                        ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Current portion of notes payable                                                    $  404,701
    Short-term borrowings                                                                  100,000
    Claims payable
    Accounts payable                                                                       305,397
    Accrued expenses                                                                       209,302
    Due to affiliates                                                                      777,907
                                                                                        ----------
         Total current liabilities                                                      $1,797,307
                                                                                        ----------
Shareholders' equity:
    Common stock                                                                             1,000
    Additional paid-in capital                                                             250,000
    Retained earnings (deficit)                                                           (988,194)
                                                                                        ----------
         Total shareholders' equity (deficit)                                             (737,194)
                                                                                        ----------
                                                                                        $1,060,113
                                                                                        ==========

The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                            Statements of Operations

                   For the Three Months Ended March 31, 1996
                                  (Unaudited)


Revenues:
    Premiums                                                                            $  195,767
    Administrative fees                                                                    553,149
    Administrative and other fees from affiliates                                        1,622,317
                                                                                        ----------
         Total revenue                                                                   2,371,233
                                                                                        ----------
Expenses:
    Selling, general, and administrative                                                 1,776,955
    Administrative and other expenses to affiliates                                        917,329
    Depreciation and amortization                                                           44,979
    Interest                                                                                15,234
                                                                                        ----------
         Total expenses                                                                  2,784,497
                                                                                        ----------

    Income before income taxes                                                            (413,264)
    Income tax expense (benefit)                                                                 -
                                                                                        ----------
         Net income (loss)                                                              $ (413,264)
                                                                                        ==========


Earnings (loss) per share                                                               $  (413.26)
                                                                                        ==========

Weighted average common shares outstanding                                                   1,000
                                                                                        ==========


      The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                            Statement of Cash Flows
                   For the Three Months Ended March 31, 1996
                                  (Unaudited)


     Cash flows from operating activities:
     Net loss                                                                                    $(413,264)
     Adjustments to reconcile net loss to net cash
       used in operating activities:
       Depreciation and amortization                                                                44,979
       Changes in assets and liabilities:
           Premiums receivable                                                                    (606,259)
           Other receivables                                                                       (12,348)
           Prepaid expenses                                                                        196,980
           Other assets                                                                            (22,902)
           Accounts payable                                                                         12,172
           Accrued expenses                                                                         97,795
           Due from/to affiliates                                                                  674,048
                                                                                                 ---------
             Net cash used in operating activities                                                 (28,799)
                                                                                                 ---------

     Net cash used in investing activities--acquisition of property
       and equipment                                                                               (26,486)
                                                                                                 ---------

     Net cash used in financing activities--repayment of notes payable                            (309,108)
                                                                                                 ---------

     Decrease in cash and cash equivalents                                                        (364,393)
     Cash and cash equivalents, beginning of period                                                 42,830
                                                                                                 ---------
     Cash and cash equivalents, end of period                                                    $(321,563)
                                                                                                 =========

     Supplemental disclosures of cash flow information:
     Cash paid during the period for:
         Interest                                                                                $  15,234
                                                                                                 =========

         Income taxes                                                                            $       0
                                                                                                 =========


   The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                         Notes to Financial Statements
                                 March 31, 1996

1.  BASIS OF PRESENTATION

    The unaudited balance sheet as of March 31, 1996 and the unaudited statement of operations and cash flows for the three months ended March 31, 1996, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all significant adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The data disclosed in these notes to the financial statements for these periods are also unaudited. The financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1995 and 1994, and the years then ended. Operating results of Dental Care Plus Management, Corp. for the three months ended March 31, 1996 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1996.

2.  SUBSEQUENT EVENT

    On May 8, 1996, Dental Care Plus Management, Corp. and its affiliate, I.H.C.S., Inc. were sold to CompDent Corporation for aggregate consideration of approximately $38 million.